Exhibit 99.1

EFiled: Oct 28 2016 02:29PM EDT
Transaction ID: 59760903
Case No. 7831-VCMR

GRANTED WITH MODIFICATIONS

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

MILTON PFEIFFER, derivatively on behalf of HEALTHWAYS, INC.,

Plaintiff,                                   C.A. No. 7831-VCMR

vs.

BEN LEEDLE, JR., JAY BISGARD, JOHN
BALLANTINE, THOMAS CIGARRAN,
MARY JANE ENGLAND, C. WARREN
NEEL, WILLIAM NOVELLI, WILLIAM
O'NEIL, JR., ALISON TAUNTON-RIGBY,
and JOHN WICKENS,

Defendants,

-and-

HEALTHWAYS, INC., a Delaware Corporation,

Nominal Defendant.

STIPULATION AND [PROPOSED] ORDER DISMISSING ACTION AND AWARDING PLAINTIFF'S COUNSEL
 ATTORNEYS' FEES AND EXPENSES

WHEREAS, on September 5, 2012, plaintiff Milton Pfeiffer ("Plaintiff") commenced the above-captioned action, derivatively on behalf of Healthways, Inc. ("Healthways" or the "Company") alleging breach of fiduciary duty against the Company's Board of Directors (the "Board") for exceeding their authority under Healthways' shareholder-approved 2007 Stock Incentive Plan (the "2007 Plan") by granting Ben Leedle, Jr., the Company's Chief Executive Officer and Board member, 434,436 stock options in excess of what was allegedly expressly authorized under the 2007 Plan.

WHEREAS, on November 2, 2012, Defendants moved to dismiss the Complaint, which the Court denied on November 8, 2013;

WHEREAS, Defendants answered the Complaint on February 21, 2014;

WHEREAS, on May 13, 2014, Plaintiff served his First Set of Document Requests on Defendants, which they responded to on July 21, 2014;

WHEREAS, on March 2, 2015, the Court granted the Parties' Stipulation and Order for the Production and Exchange of Confidential Information;

WHEREAS, on May 15, 2015, the Board adopted resolutions seeking to ratify the equity awards given to Leedle that were the subject of this Action and Healthways sent notice of such ratification to stockholders on May 22, 2015 and May 25, 2015, such ratification of which has not been challenged;

WHEREAS, on October 29, 2015, Plaintiff filed an unopposed Stipulation and [Proposed] Order of Dismissal, which the Court granted on October 20, 2015;

WHEREAS, Defendants have agreed to pay Plaintiff's attorneys' fees and expenses in the amount of three hundred eighty-five thousand dollars ($385,000);

WHEREAS, no compensation in any form has passed directly or indirectly to Plaintiff or his attorneys, except as set forth herein;

NOW, THEREFORE, upon consent of the parties and subject to the approval of the Court:

IT IS HEREBY ORDERED this___day of ____, 2016 that:

1.
The Action is dismissed, and all claims asserted therein are dismissed with prejudice only as to Plaintiff, individually, and without prejudice as to any actual or potential claims of any other putative class member;

2.
The Company shall file this Stipulation and Order of Dismissal as an attachment to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 ("Form 10-Q") following the entry of this Stipulation and Order of Dismissal ("Order"). The Company will further provide notice of the dismissal and the agreement that Healthways will pay Plaintiff's attorneys' fees and expenses in the amount of three hundred eighty-five thousand dollars ($385,000) by including the description attached hereto as Exhibit A in Part II. Item 1 "Legal Proceedings" of the Form 10-Q;

3.	The Company will file the Form 10-Q with the Securities and Exchange Commission on or about November 8, 2016;

4.	The dismissal of this Action is final; and

5.	The Court will no longer retain jurisdiction over this Action, and this Action is closed for all purposes.

FARNAN LLP
/s/ Brian E. Farnan
Brian E. Farnan (#4089)
OF COUNSEL:	Michael J. Farnan (#5165)
919 N. Market Street, 12th Floor
LEVI & KORSINSKY, LLP	Wilmington, DE 19801
Shannon L. Hopkins	Tel: (302) 777-0300
Sebastian Tornatore
733 Summer Street, Suite 304	Attorneys for Plaintiff
Stamford, CT 06901
Tel: 203-992-4523

MORRIS, NICHOLS, ARSHT & TUNNELL LLP
/s/ D. McKinley Measley
OF COUNSEL:	William M. Lafferty (#2755)
D. McKinley Measley (#5108)
BASS BERRY & SIMS PLC	1201 N. Market Street
Wallace W. Dietz	Wilmington, Delaware 19801
W. Brantley Phillips, Jr.	(302) 658-9200
Joseph B. Crace, Jr.
150 Third Avenue South; Suite 2800	Attorneys for Defendants Jay Bisgard,
Nashville, Tennessee 37201	John Ballantine, Thomas Cigarran, Mary
(615) 742-6200	Jane England, C. Warren Neel, William
Novelli, William O'Neil, Jr., Allison
Taunton-Rigby, John Wickens, and
October 24, 2016	Healthways, Inc.

IT IS SO ORDERED this __ day of ________, 2016.

Vice Chancellor Montgomery-Reeves

This document constitutes a ruling of the court and should be treated as such.

Court:  DE Court of Chancery Civil Action
Judge:  Tamika Montgomery-Reeves

File & Serve Transaction ID: 59740180
Current Date:  Oct 28, 2016
Case Number:  7831-VCMR
Case Name:  CLOSED- CONF ORD ON DISC - Pfeiffer, Milton vs Ben Leedle Jr et al
Court Authorizer:  Montgomery-Reeves, Tamika

Court Authorizer
Comments:

1) The Notice shall be filed with the SEC as a standalone document in an 8-K filing.

2) The Notice shall provide contact information for counsel to plaintiffs and defendants so they can be reached if anyone has any questions or concerns.

/s/ Judge Montgomery-Reeves, Tamika